Exhibit 99.1

Global EMS Solutions Jeff Buchanan, CFO and Executive Vice President With Display Expertise

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the SEC, including its 10K.

TFS: Who We Are Global EMS Ability, Local Agility Display and RF Expertise Financially Strong

Building on Display+Manufacturing Expertise Historical TFS Offshore, High Volume Manufacturing + Displays Added: ETMA Mid Volume U.S. Manufacturing, True EMS TFS Global EMS with Display Expertise Added: Unico World Class EMS

Display Capabilities Display Capabilities Display Capabilities TFS Standard and Semi-Custom Displays Standard and semi-custom character and graphic modules, color and monochrome TFS Custom Display Solutions Custom modules and display solutions based on STN, CSTN, TFT and OLED technologies TFS Flat Panel Display Systems Up to 40" AMLCDs, customized with touch screens, rack and panel mounting, input and electrical interfaces - with full service support electrical interfaces - with full service support electrical interfaces - with full service support electrical interfaces - with full service support electrical interfaces - with full service support

Display Platform Strategy TFS Design Engineering and Marketing Input TFT Cell from LCD Company Standard Custom Flex Speaker Connector PCB Backlight Other Utilize Standard TFS Product + Customer Specific Requirements + TFS Design Expertise Platform Product Display-centric EMS Aligned with Market Trends

Color Display Shipments by Resolution (000/Month) Color Display Shipments by Resolution (000/Month) TFT Cell Phone Size & Resolution Trends Mainly CSTN *Display Search, Fuji Chimera & TFS Data TFS Focus = 22,680 Units (000/month) 1.8" 128x160 2.2" 176x220 2.2" 320x240 2.83" 320x240 2.0" 176x220 TFS Platform Products

TFS TFT Manufacturing Process Cell Assembly Cleaning Polarizer Roller POL Attachment PCB / Flex Attachment PCB Press Tool Cell Assembly B/L Assembly Final Inspection Packaging Module Manufacturing Process OQC Inspection (Sampling/ORT) COG Attachment

EMS Strategy Global Ability, Local Agility - Tier 2 global infrastructure - Tier 3 service - Global supply chain management Low Volume in US - Mid and high-volume offshore Focus on Unique Capabilities - High degree of expertise in computing - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military - Continue push into medical, gaming, military

EMS Capabilities 100% outsourced partner for Microtune RF Module Box Build & High Level Assembly (HLA) US & Asia - Audited by IBM, DELL, HP/Compaq Advanced PCBA Low-volume in US - High-volume in Asia Prototype and NPI We work closely with customers through rollout Medical Recent ISO 13485 Qualification Medical grade facility

US Locations Tempe, Arizona Corporate headquarters Display design engineering Display sales and marketing EMS sales and program management Prototyping / NPI Full Halt/Hass capabilities High mix / Low volume Medical Grade Facility: ISO 13485 Certified Redmond, Washington Customized flat panel displays Marlborough, Mass Tempe, 42,000 sf Redmond, 140,000sf Marlborough, 20,000 sf

Asian High-Volume Facilities Display module manufacturing in Beijing PCBA / Box build manufacturing in Penang and Beijing RF module manufacturing in Manila Display design services in Beijing EMS design services in Penang Facilities in Manila and Beijing are owned Prototyping & new product launch Combination high/low-volume & mix ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified ISO and QSR certified Manila, 71,000 sf Beijing, 55,000 sf Penang, 120,000 sf

Supply Chain Strength: Asia Focused Supply Chain Strength: Asia Focused

TFS Service: From Concept...to Product Fully integrated with extended manufacturing services. Design Services Penang Display Design Tempe Beijing Europe Prototype & NPI Redmond Custom Displays Beijing PCBA, RF Module Manila Penang Std. Displays World Wide Box Build Redmond Penang Beijing Custom Monitor Boston Beijing World Wide Post Sales Service Core display capabilities and new display capabilities.....

Auto Computers Consumer Medical Industrial Telecom 0.05 0.38 0.06 0.13 0.1 0.28 Revenue Mix 2003 Third Quarter 2004 Transportation Computers Consumer Medical Industrial Telecom 0.05 0.52 0.14 0.12 0.14 0.03

Computing Market Computing Market Tier 2 server markets Large embedded computer OEMs (fragmented segment) Leverage display for HLA Our largest customer is Avocent Our largest customer is Avocent Our largest customer is Avocent Our largest customer is Avocent Our largest customer is Avocent Our largest customer is Avocent

Gaming Market TAM = $8B SAM = $500M Large, stable growing, 50% US, fragmented Trend to flat panel, integration of games and technology, open systems High barriers, very relationship driven TFS to obtain gaming license Sell EMS+Displays US Market Share

2004: FDA Registered FDA - GMP Level 2 Compliant Moved into medical grade facility 2005: Recently obtained 13485 Registration Targeting FDA - GMP Level 3 Compliant Medical Market

High Volume TFT Display Applications 500-700 million cell phones annually; majority is now color and moving to TFT Aligned with Major TFT supplier Next Generation of Products Target Tier 1 and Tier 2 OEMs Standardized Platform to customize EMS Model for Tier 1 Customers resulting in lower margins, but higher absorption for TFS ODM Model for Tier 2 Customers resulting in higher gross margins for TFS *DisplaySearch *DisplaySearch

Color TFT Market Share Grows in Handsets Color displays continue to gain market share in handsets and reached almost 80% by Q3'04, with passive at 42.5% and active matrix at 37.0% $5.1B Market TAM *Display Search, Fuji Chimera & TFS Data TFT Share Growth Units Expected

Summary: How TFS Wins Customers Summary: How TFS Wins Customers Summary: How TFS Wins Customers Summary: How TFS Wins Customers One-stop-shopping: Displays+EMS Design Centers Situated to Support Customer Locations Cost Effective Global Manufacturing Locations Prototype, NPI, PCBA, Box Build, Fulfillment, Service Multiple Display Technologies Offered: Standard & Custom Formats HYPERCOM invensys(c) invensys(c)

Financials Financially Strong

Yearly Revenue Sales increased 84% in 2003 despite Motorola sales declining from $68 million in 2002 to $14 million in 2003. Increases came from + $66M PCBA and box build + $10M RF modules + $16M Standard displays + $24M Color display modules Significant growth occurred in our EMS business this year as our display business moves through a transition to next generation technology. Forecast

Q3 P&L

Quarterly Comparison (not including unusual issues) ($ million, except per share data) Reconciliation to actual results for 2Q04 can be found in our July 28, 2004 release

Balance Sheet ($ millions) $5m debt paid in Q4, 2004 Tempe Bldg sold in Q4, 2004 for $11m

Cash Flow 2004 to Date ($ millions) *Net income (or loss) plus depreciation, amortization, and write-off of goodwill and intangibles

Significant Treasury Events - 2004 Q2: Purchased Manila building and land rights for $4.1 million in cash. Q2: Obtained $10 million, one-year line of credit in US from Silicon Valley Bank. Q2: Obtained $2.4 million, one-year line of credit in Beijing from Hua Xia Bank. Q2: SEC declared effective a shelf offering of 6 million shares. These unissued shares can now be issued whenever the need arises. Q4: Sale-Leaseback of Tempe building for approximately $11 million ($9 million cash + $2 million carry back note). Q4 : Received approval for $4 million line of credit from Malaysia Bank.

Summary Cost-effective global manufacturing locations; Tier 2 infrastructure with Tier 3 service Prototype, NPI, PCBA, box build, RF, fulfillment service One-stop shopping for EMS and display services Design centers situated to support customer locations Financially strong, NYSE-traded company with good access to capital

Thank You